SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            Form 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



             Date of Report (Date of earliest event
                  reported) September 19, 1995
                            ------------------


                      Eli Lilly and Company
---------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Indiana                 1-6351              35-0470950
   -------------------------   -------------       ------------
   (State of other jurisdic-  (Commission           (IRS Employer
     tion of incorporation)   File Number)       Identification No.)



Lilly Corporate Center, Indianapolis, Indiana          46285
---------------------------------------------          -----
     (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code (317) 276-2000



                             No Change
----------------------------------------------------------------------------
  (Former name or former address, if changed since last report)





Item 2.     Acquisition or Disposition of Assets.
            ------------------------------------

     On September 25, 1995, Eli Lilly and Company ("Lilly") completed its exchange offer pursuant to which it offered to exchange 3.49 shares of common stock, without par value
("Guidant Common Stock"), of Guidant Corporation ("Guidant") for each share of common stock, without par value ("Lilly Common Stock"), of Lilly, up to an aggregate of 16,504,298 shares of Lilly Common Stock, upon the terms and subject to the conditions set forth in an Offering Circular-Prospectus dated August 21, 1995, as supplemented by an Offering Circular-Prospectus Supplement dated September 6, 1995 (together, the "Offering Circular-Prospectus"), and the related Letter of Transmittal (which, together with the Offering Circular-Prospectus, constitute the "Exchange Offer"). The principle used in determining the exchange ratio is set forth in the section of the Offering Circular-Prospectus entitled, "The Exchange Offer-Terms of the Exchange Offer," which section is hereby incorporated by reference herein. The Exchange Offer, which was commenced on August 21, 1995, was oversubscribed, and expired at 12:00 Midnight, New York City time, on Monday, September 18, 1995, in accordance with its terms.

Pursuant to the Exchange Offer, 47,348,675 shares of Lilly Common Stock were properly tendered and not withdrawn, including 884,280 shares held by eligible odd-lot shareholders. In accordance with the terms of the Exchange Offer, Lilly accepted all shares tendered by eligible odd-lot shareholders. All other shares were subject to exchange on a pro rata basis, with the final proration factor equal to 33.617177 percent. Pursuant to the Exchange Offer, Lilly accepted for exchange 16,504,298 shares of Lilly Common Stock for all 57,600,000 shares of Guidant Common Stock owned by Lilly. Accordingly, Lilly no longer has any ownership interest in Guidant.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

          (b)     Pro Forma Financial information.

          The information set forth under the section entitled
          "Unaudited Pro Forma Consolidated Financial
          Information of Lilly" in the Offering Circular-
          Prospectus is hereby incorporated by reference herein.



                            SIGNATURE
                            --------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ELI LILLY AND COMPANY
                              --------------------
                              (Registrant)

                              By:  /s/ Edwin W. Miller
                              ------------------------
                              Name:  Edwin W. Miller
                              Title:  Vice President and
                                      Treasurer

Dated:  October 2, 1995

                                   October 3, 1995



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549


Re:  Eli Lilly and Company, File No. 1-6351


Dear Sir or Madam:

Transmitted herewith through the EDGAR system is Form 8-K for Eli
Lilly and Company.

If you have any questions or comments, please contact me at (317)
276-5835.

                                  Very truly yours,



                                  James B. Lootens
                                  Counsel

dm
Att.